                         FORM 4 JOINT FILER INFORMATION

Name:                         RFE Investment Partners V, L.P.

Address:                      36 Grove Street
                              New Canaan, CT  06840

Designated Filer:             RFE Investment Partners V, L.P.

Issuer & Ticker Symbol:       Sun Healthcare Group, Inc.
                              (SUNH)

Date of Event Requiring       December 9, 2005
Statement:

Signature:                    /s/ Michael J. Foster
                              ----------------------------------
                              Michael J. Foster
                              Attorney-in-fact

Name:                         RFE VI SBIC, L.P.

Address:                      36 Grove Street
                              New Canaan, CT  06840

Designated Filer:             RFE Investment Partners V, L.P.

Issuer & Ticker Symbol:       Sun Healthcare Group, Inc.
                              (SUNH)

Date of Event Requiring       December 9, 2005
Statement:

Signature:                    /s/ Michael J. Foster
                              ----------------------------------
                              Michael J. Foster
                              Attorney-in-fact

Name:                         RFE Associates V, L.P.

Address:                      36 Grove Street
                              New Canaan, CT  06840

Designated Filer:             RFE Investment Partners V, L.P.

Issuer & Ticker Symbol:       Sun Healthcare Group, Inc.
                              (SUNH)

Date of Event Requiring       December 9, 2005
Statement:

Signature:                    /s/ Michael J. Foster
                              ----------------------------------
                              Michael J. Foster
                              Attorney-in-fact

Name:                         RFE Associates VI SBIC, LLC

Address:                      36 Grove Street
                              New Canaan, CT  06840

Designated Filer:             RFE Investment Partners V, L.P.

Issuer & Ticker Symbol:       Sun Healthcare Group, Inc.
                              (SUNH)

Date of Event Requiring       December 9, 2005
Statement:

Signature:                    /s/ Michael J. Foster
                              ----------------------------------
                              Michael J. Foster
                              Attorney-in-fact

Name:                         RFE Investment Partners VI, L.P.

Address:                      36 Grove Street
                              New Canaan, CT  06840

Designated Filer:             RFE Investment Partners V, L.P.

Issuer & Ticker Symbol:       Sun Healthcare Group, Inc.
                              (SUNH)

Date of Event Requiring       December 9, 2005
Statement:

Signature:                    /s/ Michael J. Foster
                              ----------------------------------
                              Michael J. Foster
                              Attorney-in-fact

Name:                         RFE Associates VI, LLC

Address:                      36 Grove Street
                              New Canaan, CT  06840

Designated Filer:             RFE Investment Partners V, L.P.

Issuer & Ticker Symbol:       Sun Healthcare Group, Inc.
                              (SUNH)

Date of Event Requiring       December 9, 2005
Statement:

Signature:                    /s/ Michael J. Foster
                              ----------------------------------
                              Michael J. Foster
                              Attorney-in-fact

Name:                         RFE Management Corp.

Address:                      36 Grove Street
                              New Canaan, CT  06840

Designated Filer:             RFE Investment Partners V, L.P.

Issuer & Ticker Symbol:       Sun Healthcare Group, Inc.
                              (SUNH)

Date of Event Requiring       December 9, 2005
Statement:

Signature:                    /s/ Michael J. Foster
                              ----------------------------------
                              Michael J. Foster
                              Attorney-in-fact

Name:                         Michael J. Foster

Address:                      RFE Management Corp.
                              36 Grove Street
                              New Canaan, CT  06840

Designated Filer:             RFE Investment Partners V, L.P.

Issuer & Ticker Symbol:       Sun Healthcare Group, Inc.
                              (SUNH)

Date of Event Requiring       December 9, 2005
Statement:

Signature:                    /s/ Michael J. Foster
                              ----------------------------------
                              Michael J. Foster
                              Attorney-in-fact

Name:                         James A. Parsons

Address:                      RFE Management Corp.
                              36 Grove Street
                              New Canaan, CT  06840

Designated Filer:             RFE Investment Partners V, L.P.

Issuer & Ticker Symbol:       Sun Healthcare Group, Inc.
                              (SUNH)

Date of Event Requiring       December 9, 2005
Statement:

Signature:                    /s/ Michael J. Foster
                              ----------------------------------
                              Michael J. Foster
                              Attorney-in-fact

Name:                         Howard C. Landis

Address:                      RFE Management Corp.
                              36 Grove Street
                              New Canaan, CT  06840

Designated Filer:             RFE Investment Partners V, L.P.

Issuer & Ticker Symbol:       Sun Healthcare Group, Inc.
                              (SUNH)

Date of Event Requiring       December 9, 2005
Statement:

Signature:                    /s/ Michael J. Foster
                              ----------------------------------
                              Michael J. Foster
                              Attorney-in-fact